STEIN ROE INCOME TRUST
               Stein Roe Intermediate Bond Fund

           Supplement to Prospectus Dated Nov. 1, 1998
                       ________________

     Effective October 1, 1998, through the close of business on November 30, 1998, the minimum initial amount that must be invested to open an Intermediate Bond Fund regular account under an automatic investment plan has been reduced from $1,000 to $500, provided that the automatic investment plan continue until the account has a value of at least $2,500. (See How to Purchase Shares.) If you buy shares through an Intermediary, the reduced minimum initial investment may not apply.

                This Supplement is Dated Nov. 1, 1998